Doc 00013334 Bk OR Vol 4116 Pg 209

**IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILE OF RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.**

# ASSIGNMENT OF OIL AND GAS LEASES

| | | |
|---|---|---|
| State of Texas | § | |
| | § | KNOW ALL MEN BY THESE PRESENTS: |
| County of Wichita | § | |

FOR A VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Xon Resources USA, LLC, whose mailing address is 16192 Costal Highway, Lewes, Delaware 19958, herein called "Assignor", has SOLD, ASSIGNED AND CONVEYED, and by these presents does hereby SELL, ASSIGN and CONVEY, unto Xon Energy Resources Inc., herein called the "Assignee", whose mailing address is 401 Congress Ave. Suite 1540, Austin, Texas 78701, all of Assignor's right title and interest, in and to, all of the oil, gas and mineral leasehold estates created pursuant to the following oil, gas and mineral leases as shown on the attached Exhibit "A" insofar as it covers the lands described therein.

TO HAVE AND TO HOLD the same unto the said Assignee, its successors and assigns, subject to and according to the terms and conditions hereof and of said lease, the said Assignee to perform all of such terms, conditions and covenants thereof as to the portion of lands herein assigned. This Assignment is made without warranty of title either express or implied.

All of the terms and provisions hereof, shall extend to, bind and inure to the benefit of Assignor, Assignees and, as applicable, their respective heirs, successors and assigns.

THUS EXECUTED to be EFFECTIVE as July 31st, 2015.

ASSIGNOR:

**Xon Resources USA, LLC**

Vinetta Makkreel, Director

Tanya Leanne Wilson,
a Commissioner, etc., Province of Ontario,
for the Corporation of the
Municipality of Port Hope.
Expires April 5, 2018.

EXHIBIT "A" to ASSIGNMENT OF
OIL AND GAS LEASES

LEASES

1. Oil and Gas Lease dated October 14th, 2014 by and between Donna White Merkel, Lessor, and Xon Resources USA, LLC, Lessee, recorded in Volume 4102, page 178 of the Official Public Records, Wichita County, Texas.

2. Oil and Gas Lease dated July 29th, 2014 by and between Betty L. Wilbur, Lessor, and Xon Resources USA, LLC, Lessee, recorded in Volume 4001, page 497 of the Official Public Records, Wichita County, Texas, and as Amended and recorded in Volume 4108, page738, Document #12044, Official Public Records, Wichita County, Texas.

3. Oil and Gas Lease dated July 29th, 2014 by and between Betty L. Wilbur, Lessor, and Xon Resources USA, LLC, Lessee, recorded in Volume 4001, page 489 of the Official Public Records, Wichita County, Texas, and as Amended and recorded in Volume 4108, page738, Document #12044, Official Public Records, Wichita County, Texas.

4. Oil and Gas Lease dated July 29th, 2014 by and between Betty L. Wilbur, Lessor, and Xon Resources USA, LLC, Lessee, recorded in Volume 4001, page 505 of the Official Public Records, Wichita County, Texas, and as Amended and recorded in Volume 4108, page738, Document #12044, Official Public Records, Wichita County, Texas.

**ACKNOWLEDGMENT**

STATE OF Texas §
§
COUNTY OF Motley §

This instrument was acknowledged before me on the 26th day of August, 2015, by Vinetta Makkreel as Director of Xon Resources USA, LLC, on behalf of said corporation.

BRADY WATSON
Notary Public, State of Texas
My Commission Expires
June 09, 2018

Notary Public, State of Texas